AMENDMENT NO. 2

to

REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 2 (this “Amendment”), dated as of May 18, 2007, to the Revolving Credit Agreement, dated as of April 6, 2005, by and among SOUTHWEST GAS CORPORATION (the “Borrower”), the lenders listed on the signature pages thereto (the “Lenders”), THE BANK OF NEW YORK, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), BANK OF AMERICA, N.A., as Syndication Agent and JP MORGAN CHASE BANK, N.A., UNION BANK OF CALIFORNIA, N.A. and KEYBANK NATIONAL ASSOCIATION, as Co-Documentation Agents (the “Revolving Credit Agreement”).

RECITALS

I.      Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to such terms in the Revolving Credit Agreement.

II.            The Borrower has requested that the Administrative Agent and the Lenders agree to (i) extend the Termination Date; and (ii) amend the Revolving Credit Agreement in certain other respects.

III.          The Administrative Agent and the Lenders have advised the Borrower that they are willing to agree to the Borrower’s request on the terms and subject to the conditions set forth in this Amendment.

NOW THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged the parties hereto agree as follows:

Article I	Amendments.

1.1          Effective on the Amendment No. 2 Effective Date, the Revolving Credit Agreement is hereby amended as follows:

(a)          Section 1.01 of the Revolving Credit Agreement is amended by adding in appropriate alphabetical order the following definitions:

“Amendment No. 2 Effective Date” means May 18, 2007.

(b)          Section 1.01 of the Revolving Credit Agreement is amended by deleting the definition of “Termination Date” in its entirety and substituting the following therefor:

“Termination Date” means, May 15, 2012, or such earlier date on which the Revolving Credit Notes shall become due and payable, whether by acceleration or otherwise.

Article II	Conditions of Effectiveness.

2.1          This Amendment shall be dated as of May 18, 2007 and shall become effective as of the date that:

(a)          the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and each of the Lenders, and

(b)          the Administrative Agent shall have received such other documents as the Administrative Agent or the Lenders shall reasonably request.

Article III	Other Provisions.

3.1          Except as specifically amended hereby, the Credit Documents shall remain in all respects in full force and effect.

3.2          In order to induce the Administrative Agent and the Lenders to execute this Amendment, the Borrower hereby (i) certifies that, immediately after giving effect to this Amendment, all representations and warranties contained in the Revolving Credit Agreement are true and correct in all respects as of the date hereof (except to the extent that any representations and warranties speaks as of a certain date) and that no Default or Event of Default exists under the Revolving Credit Agreement, (ii) reaffirms and admits the validity and enforceability of the Credit Documents and its obligations thereunder, and (iii) agrees and admits that it has no valid defenses to or offsets against any of its obligations to the Administrative Agent and the Lenders under the Loan Documents as of the date hereof.

3.3          This Amendment contains the entire agreement among the parties relating to the subject matter hereof and may not be amended, modified or waived except by a written agreement executed in accordance with Section 11.06 of the Revolving Credit Agreement.

3.4          This Amendment may be executed in any number of counterparts, included counterparts executed and delivered by facsimile, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

3.5          THE RIGHTS AND DUTIES OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS UNDER THIS AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW

SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

3.6          The Borrower agrees to pay all reasonable fees and expenses of counsel to the Administrative Agent in connection with this Amendment.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                 IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

SOUTHWEST GAS CORPORATION

By:	\s\ KENNETH J. KENNY
Name: Kenneth J. Kenny
Title: Vice President/Treasurer

AMENDMENT NO. 2 TO

SOUTHWEST GAS CREDIT AGREEMENT

THE BANK OF NEW YORK, as Administrative Agent and Lender

By:	\s\ RAYMOND J. PALMER
Name: Raymond J. Palmer
Title: Vice President

AMENDMENT NO. 2 TO

SOUTHWEST GAS CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Syndication Agent and Lender

By:	\s\ PETER J. VITALE
Name: Peter J. Vitale
Title: Senior Vice President

AMENDMENT NO. 2 TO

SOUTHWEST GAS CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Co-Documentation Agent and Lender

By:	\s\ NANCY R. BARWIG
Name: Nancy R. Barwig
Title: Vice President

AMENDMENT NO. 2 TO

SOUTHWEST GAS CREDIT AGREEMENT

UNION BANK OF CALIFORNIA, N.A., as a Co-Documentation Agent and Lender

By:	\s\ JESUS SERRANO
Name: Jesus Serrano
Title: Vice President

AMENDMENT NO. 2 TO

SOUTHWEST GAS CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as a Co- Documentation Agent and Lender

By:	\s\ KEVEN D. SMITH
Name: Keven D. Smith
Title: Senior Vice President

AMENDMENT NO. 2 TO

SOUTHWEST GAS CREDIT AGREEMENT

KBC BANK, N.V.

By:	\s\ THOMAS G. JACKSON
Name: Thomas G. Jackson
Title: First Vice President

By:	\s\ JEAN-PIERRE DIELS
Name: Jean-Pierre Diels
Title: First Vice President

AMENDMENT NO. 2 TO

SOUTHWEST GAS CREDIT AGREEMENT

CITIBANK, N.A.

By:	\s\ DAVID E. HUNT
Name: David E. Hunt
Title: Attorney-In-Fact

AMENDMENT NO. 2 TO

SOUTHWEST GAS CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION

By:	\s\ JAMES W. HENKEN
Name: James W. Henken
Title: Vice President